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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Edward W. Laves his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf, individually and in each capacity stated below, all amendments and post-effective amendments to this Registration Statement on Form S-3 (File No. 333-56601)(including registration statements related thereto filed pursuant to Rule 462(b) under the Securities Act of 1933, and all amendments thereto) and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney- in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.




                                                   By: /s/ KENNETH WOLF
                                                       ---------------------
                                                           Kenneth Wolf


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                               POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Edward W. Laves his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf, individually and in each capacity stated below, all amendments and post-effective amendments to this Registration Statement on Form S-3 (File No. 333-56601)(including registration statements related thereto filed pursuant to Rule 462(b) under the Securities Act of 1933, and all amendments thereto) and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorney- in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


                                                   By: /s/ HOWARD S. HOFFMANN
                                                       ----------------------
                                                           Howard S. Hoffmann